UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

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REGENCY CENTERS CORPORATION

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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REGENCY CENTERS CORPORATION ONE INDEPENDENT DRIVE SUITE 114 JACKSONVILLE, FL 32202-5019

** IMPORTANT NOTICE **

Regarding the Availability of Proxy Materials

You are receiving this communication because you hold shares in the above company, and the materials you should review before you cast your vote are now available.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

Shareholder Meeting to be held on 05/05/09

Proxy Materials Available

•     Notice and Proxy Statement

•     Annual Report

PROXY MATERIALS – VIEW OR RECEIVE

You can choose to view the materials online or receive a paper or e-mail copy. There is NO charge for requesting a copy. Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.

To facilitate timely delivery please make the request as instructed below on or before 04/21/09.

HOW TO VIEW MATERIALS VIA THE INTERNET

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HOW TO REQUEST A COPY OF MATERIALS

1)      BY INTERNET –  www.proxyvote.com

2)      BY TELEPHONE – 1-800-579-1639

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See the Reverse Side for Meeting Information and Instructions on How to Vote

Notice of Annual Meeting
Meeting Type:	Annual
Meeting Date:	05/05/09
Meeting Time:	11:00 a.m. EDT
For holders as of:	02/24/09

Meeting Location:
The River Club Florida Room
One Independent Drive
Jacksonville, FL 32202

To obtain directions to attend the Annual Meeting and vote in person, please contact Diane Ortolano at 904-598-7727.

How To Vote

Vote In Person

Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet

To vote now by Internet, go to WWW.PROXYVOTE.COM. Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your notice in hand when you access the web site and follow the instructions.

Voting items

The Board of Directors recommends a vote FOR Proposals 1 and 2.

1. Election of directors nominated by the board of directors to serve until the 2010 annual meeting of shareholders and until their successors have been elected and qualified:

NOMINEES: 01) Martin E. Stein, Jr. 02) Raymond L. Bank 03) C. Ronald Blankenship 04) A. R. Carpenter 05) J. Dix Druce 06) Mary Lou Fiala	07) Bruce M. Johnson 08) Douglas S. Luke 09) John C. Schweitzer 10) Brian M. Smith 11) Thomas G. Wattle
2. Ratification of appointment of KPMG LLP as the Company’s independent accountants for the year ending December 31, 2009.